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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 2004, in the Registration Statement on Form S-1, and the related Prospectus of Ness Technologies, Inc.

Tel-Aviv, Israel May 7, 2004	/s/ KOST FORER GABBAY & KASIERER A member of Ernst & Young Global

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS